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                 SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

                                  ISSUED BY

                       NATIONAL LIFE INSURANCE COMPANY

        Supplement dated July 24, 1997 to Prospectus dated June 20, 1997


        Effective on or about July 14, 1997, one of the investment funds available within the Sentinel Advantage Variable Annuity Contract, Strong Special Fund II, was renamed Strong Opportunity Fund II.

        Strong Capital Management, Inc. ("Strong") has also announced that it will voluntarily cap the expenses of the Strong Growth Fund II, another investment fund available within the Sentinel Advantage Variable Annuity Contract, at 1.20%, effective July 24, 1997. Strong has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.

        National Life has determined that automated Portfolio Rebalancing will not be available on a monthly basis, as indicated in the Prospectus on page 26. Portfolio Rebalancing is available on a quarterly, semi-annual, or annual basis.